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Supplement to Statement of Additional Information dated March 1, 2020

August 13, 2020
Harbor Emerging Markets Equity Fund
The Board of Trustees of Harbor Funds appointed Marathon Asset Management LLP (“Marathon-London”) to serve as the subadviser to Harbor Emerging Markets Equity Fund (the “Fund”) effective September 23, 2020 (the “Effective Date”). Marathon-London replaces Oaktree Capital Management, L.P. (“Oaktree”) as subadviser to the Fund. There is no change in the Fund’s investment objective. Marathon-London will, starting on the Effective Date, reposition the Fund’s portfolio in accordance with its investment strategy for the Fund.
Oaktree will continue to serve as subadviser to the Fund until the Effective Date. Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Fund, has instructed Oaktree to refrain from purchasing any new securities or adding to existing positions for the Fund’s portfolio. Oaktree is permitted to conduct sales of the Fund’s portfolio holdings in accordance with the Fund’s investment strategy. Oaktree is expected to invest the proceeds of any such sales in exchange-traded index funds (“ETFs”) that provide broad exposure to the emerging market equity asset class, except to the extent that such proceeds may be used to meet shareholder redemption requests. The Fund will indirectly bear the management and other fees and expenses of any ETF in which it invests, in addition to its own expenses.
In connection with the appointment of Marathon-London as the Fund’s subadviser the rate of advisory fees payable by the Fund to Harbor Capital will be reduced as of the Effective Date from 0.95% to 0.85% annually as a percentage of the Fund’s average net assets. In addition, as of the Effective Date, Harbor Capital has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.88%, 0.96%, 1.21%, and 1.33% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022.  This expense limitation agreement replaces the prior management fee waiver agreement and the prior expense limitation agreement as of the Effective Date.
The Fund’s investment strategy under Marathon-London is set forth in the Prospectus Supplement dated August 13, 2020 to the Harbor Funds International & Global Funds Prospectus. Information about Marathon-London and the portfolio managers at Marathon-London responsible for managing the assets of the Fund is also included in that Supplement and set forth below.
As of the Effective Date, Marathon-London hereby replaces all references to Oaktree, except for references to actual subadvisory fees paid to Oaktree.
As of the Effective Date, the following information with respect to the Fund and Marathon-London, as applicable, is hereby replaced:

Other Accounts Managed
The portfolio managers who are primarily responsible for the day-to-day management of the Fund may also manage other registered investment companies, other pooled investment vehicles and/or other accounts, as indicated below. The following table identifies, as of June 30, 2020: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s) of the Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR EMERGING MARKETS EQUITY FUND
Michael Godfrey, CFA
All Accounts	2	$ 3,362	14	$ 17,791	48	$ 18,845
Accounts where advisory fee is based on account performance (subset of above)	1	2,996	14	17,791	6	1,149
David Cull, CFA
All Accounts	2	3,362	14	17,791	48	18,845
Accounts where advisory fee is based on account performance (subset of above)	1	2,996	14	17,791	6	1,149
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Supplement to Statement of Additional Information dated March 1, 2020 — Continued

Marathon Asset Management LLP
CONFLICTS OF INTEREST
Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Somerville, Nickson, Godfrey, Cull, and Anstey) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. The founder member portfolio managers (Messrs. Arah and Ostrer) are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. None of the compensation for any portfolio manager is directly related to the performance of either Harbor Emerging Markets Equity Fund, Harbor International Fund or Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the respective Fund and other clients.
SECURITIES OWNERSHIP
As of October 31, 2019, Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Nickson, Godfrey, and Cull did not beneficially own any shares of Harbor International Fund and Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Nickson, Godfrey, Cull, and Anstey did not beneficially own any shares of Harbor Diversified International All Cap Fund.
As of June 30, 2020, Messrs. Godfrey and Cull did not beneficially own any shares of Harbor Emerging Markets Equity Fund.

Portfolio Holdings Disclosure Policy
As of the Effective Date, the Portfolio Holdings Disclosure Policy is hereby revised to delete the current disclosures related to Oaktree in serving as Subadviser to the Fund and to include the following:
■	FactSet, StatPro Group plc, and Research Recommendations and Electronic Voting Limited, each of which provides services to Marathon-London, for the sole purpose of assisting Marathon-London in performing its services as Subadviser to Harbor Emerging Markets Equity Fund, Harbor International Fund and Harbor Diversified International All Cap Fund;
Investors Should Retain This Supplement For Future Reference
S0320.SAI.0820
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